UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2023

ORTHOFIX MEDICAL INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-19961	98-1340767
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3451 Plano Parkway
Lewisville, Texas		75056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (214) 937-2000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.10 par value per share	OFIX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described under Item 5.07 below, at the annual meeting of stockholders (the “Annual Meeting”) of Orthofix Medical Inc. (the “Company”) held on June 19, 2023, the Company’s stockholders approved both (a) Amendment No. 4 (the “LTIP Amendment”) to the Company’s Amended and Restated 2012 Long-Term Incentive Plan (the “2012 LTIP”), pursuant to which the number of shares of the Company’s common stock authorized for issuance under the 2012 LTIP was increased by 2,900,000 and certain provisions of the 2012 LTIP that relate to the repayment, reimbursement and forfeiture to the Company by recipients of awards under the 2012 LTIP in specified circumstances was amended; and (b) Amendment No. 3 (the “SPP Amendment”) to the Company’s Second Amended and Restated Stock Purchase Plan (the “SPP”), pursuant to which the number of shares of the Company’s common stock available for issuance under the SPP was increased by 750,000. The Company’s board of directors previously approved each of the LTIP Amendment and the SPP Amendment, subject to stockholder approval. A more complete description of the LTIP Amendment and the SPP Amendment and a summary of the 2012 LTIP, as amended by the LTIP Amendment, and of the SPP, as amended by the SPP Amendment, is in the Company’s definitive proxy statement for the Annual Meeting, which was filed with the U.S. Securities and Exchange Commission on April 27, 2023 (the “Proxy Statement”), and is incorporated herein by reference. The foregoing summary of the LTIP Amendment and the SPP Amendment is qualified in its entirety by reference to the LTIP Amendment and the SPP Amendment, copies of which are filed as exhibits to this report.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 19, 2023, the Company’s board of directors approved amendments to the Company’s amended and restated bylaws, effective as of that date. Among other things, the amendments:

•
remove the forum selection provisions that were in the Company’s amended and restated bylaws;
•
address the universal proxy rules adopted by the U.S. Securities and Exchange Commission, including, without limitation, by (i) clarifying that no person may solicit proxies in support of a director nominee other than the board of directors’ nominees unless such person has complied with Rule 14a-19 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) adding a requirement that a stockholder seeking to nominate director(s) at a meeting of stockholders deliver to the Company reasonable evidence that it complied with the requirements of Rule 14a-19 of the Exchange Act, and (iii) clarifying that if a stockholder fails to comply with all of the requirements of Rule 14a-19, then its director nominees will be ineligible for election at the meeting;
•
enhance procedural mechanics and disclosure requirements in connection with stockholder nominations of directors and submissions of proposals regarding other business at stockholder meetings, including, without limitation, by requiring additional background information and disclosures regarding proposing stockholders, proposed director nominees and business, and other persons related to a stockholder’s solicitation of proxies, and by adding a requirement that a stockholder or a qualified representative of the stockholder appear at the stockholder meeting to present a nomination or other business;
•
require that a stockholder directly or indirectly soliciting proxies from other stockholders use a proxy card color other than white;
•
update the provisions relating to stockholder meeting adjournment procedures and the list of stockholders entitled to vote at stockholder meetings to reflect amendments to the Delaware General Corporation Law;
•
update provisions regarding the Company’s officers and their duties and responsibilities; and
•
make other administrative, technical, modernizing, clarifying, and conforming changes.

The foregoing summary of the amendments to the Company’s amended and restated bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Company’s amended and restated bylaws, as amended, a copy of which is attached as an exhibit to this report and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on June 19, 2023. The total number of common stock eligible to vote as of the record date, April 20, 2023, was 36,544,136 and, pursuant to the Company’s amended and restated bylaws, 18,272,069 shares were required to be present or represented at the Annual Meeting to constitute a quorum. The total number of shares of common stock present or represented at the Annual Meeting was 31,333,799, and a quorum therefore existed. The final results of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1. Each of the nominees for the Company’s board of directors was elected by the votes set forth below.

Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
Wayne Burris	28,147,480	192,673	7,227	2,986,419
Catherine M. Burzik	27,030,258	1,309,509	7,613	2,986,419
Stuart M. Essig, Ph.D.	28,219,148	120,234	7,998	2,986,419
Jason M. Hannon	28,080,517	259,120	7,743	2,986,419
John B. Henneman, III	26,402,030	1,914,424	30,926	2,986,419
James F. Hinrichs	26,890,141	1,449,867	7,372	2,986,419
Shweta Singh Maniar	28,056,457	260,233	30,690	2,986,419
Michael E. Paolucci	24,817,121	3,523,074	7,185	2,986,419
Keith C. Valentine	28,246,466	72,789	28,125	2,986,419

Proposal 2. The Company’s stockholders approved, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, as described in the “Compensation Discussion and Analysis” and the related compensation tables in the Proxy Statement, by the votes set forth below.

Votes For	Vote Against	Abstentions	Broker Non-Votes
27,052,804	1,282,468	12,108	2,986,419

Proposal 3. The Company’s stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023, by the votes set forth below.

Votes For	Vote Against	Abstentions	Broker Non-Votes
30,873,615	431,987	28,197	0

Proposal 4. The Company’s stockholders approved an amended and restated certificate of incorporation for the Company, including a proposal to increase the number of authorized shares of common stock from 50,000,000 to 100,000,000, by the votes set forth below.

Votes For	Vote Against	Abstentions	Broker Non-Votes
29,346,646	1,983,963	3,190	0

Proposal 5. The Company’s stockholders approved an amended and restated certificate of incorporation for the Company, including a proposal to provide for exculpation of officers as permitted by recent amendments to Delaware law, by the votes set forth below.

Votes For	Vote Against	Abstentions	Broker Non-Votes
25,292,082	3,010,444	44,854	2,986,419

Proposal 6. The Company’s stockholders approved an amended and restated certificate of incorporation for the Company, including a proposal regarding the addition of forum selection provisions, by the votes set forth below.

Votes For	Vote Against	Abstentions	Broker Non-Votes
25,623,694	2,714,865	8,821	2,986,419

Proposal 7. The Company’s stockholders approved the LTIP Amendment by the votes set forth below.

Votes For	Vote Against	Abstentions	Broker Non-Votes
24,050,170	4,287,329	9,881	2,986,419

Proposal 8. The Company’s stockholders approved the SPP Amendment by the votes set forth below.

Votes For	Vote Against	Abstentions	Broker Non-Votes
27,934,772	404,891	7,717	2,986,419

Proposal 9. The Company’s stockholders voted as follows with respect to the preferred frequency of holding an advisory vote on the compensation of the Company’s named executive officers.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
26,821,703	52,809	1,460,317	12,551	2,986,419

In light of the results on proposal 9, and consistent with the board of directors’ recommendation, the Company will continue to include the stockholder advisory vote on named executive officer compensation in its proxy materials every year until the next required vote on the frequency of stockholder advisory votes on executive compensation.

Item 7.01 Regulation FD Disclosures

On June 20, 2023, the Company issued a press release announcing, among other things, that Catherine M. Burzik was re-appointed as the Chair of the Company’s Board of Directors and that Wayne Burris was appointed to serve on the Audit and Finance and

Compliance and Ethics Committees of the Company’s Board of Directors. A copy of the press release is furnished as Exhibit 99.1. Exhibit 99.1, will not be treated as “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. This information will not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or into another filing under the Exchange Act, unless that filing expressly incorporates by reference this Item 7.01 of this report.

Item 8.01 Other Events.

Amended and Restated Certificate of Incorporation

As reported above, the Company’s stockholders approved an amended and restated certificate of incorporation for the Company, pursuant to which, among other things, the number of authorized shares of the Company’s common stock was increased from 50,000,000 to 100,000,000, a provision providing for exculpation of officers as permitted by recent amendments to Delaware law was added, and forum selection provisions were added. The amended and restated certificate of incorporation became effective on June 20, 2023, upon the filing thereof with the Delaware Secretary of State, a copy of which is filed as an exhibit to this report.

New Board Chair and Committee Appointments

On June 19, 2023, Catherine M. Burzik was re-appointed as the Chair of the Company’s Board of Directors and Wayne Burris was appointed to serve on the Audit and Finance and Compliance and Ethics Committees of the Company’s Board of Directors.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation
3.2	Amended and Restated Bylaws, as amended
10.1*	Amendment No. 4 to the Orthofix Medical Inc. Amended and Restated 2012 Long-Term Incentive Plan
10.2**	Amendment No. 3 to the Orthofix Medical Inc. Second Amended and Restated Stock Purchase Plan
99.1	Press release issued on June 20, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* Incorporated by reference from Appendix B to the Proxy Statement
** Incorporated by reference from Appendix C to the Proxy Statement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Orthofix Medical Inc.

Date:	June 20, 2023	By:	/s/ Patrick Keran
Patrick Keran Chief Legal Officer